SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                     Date of Report:  December 10, 1996

                            BARNES GROUP INC.

         (Exact name of registrant as specified in its charter)

      DELAWARE                 1-4801              06-0247840
    (State or other       (Commission File     (I.R.S. Employer
    jurisdiction of        Number)             Identification
    incorporation)                             Number)

      123 Main St., Bristol, Connecticut                06011-0489
      (Address of principal executive offices)          (Zip Code)

                             (860) 583-7070

      (Registrant's telephone number, including area code)

                                   N/A

      (Former name or former address, if changed since last report)


      Item 5.  Other Events.

                On December 10, 1996, the Board of Directors of Barnes Group Inc. (the "Company") approved the adoption of a new shareholder rights plan. The Company adopted a rights plan in 1986, which expired earlier this year. The new plan, like the one that expired, is intended to promote continuity and stability, deter coercive or partial offers which will not provide fair value to all shareholders, and enhance the Board's ability to represent all shareholders and thereby maximize shareholder values.

                Pursuant to the Rights Agreement entered into between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "New Rights Agreement"), one right ("Right") will be issued for each share of common stock, par value $1.00 per share, of the Company outstanding as of the close of business on December 23, 1996. Each of the new Rights will entitle the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, at a price of $200 per one one-hundredth of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires beneficial ownership of 35% or more of the outstanding stock. The new Rights are generally redeemable at $.01 per Right at any time until 10 days following a public announcement that a 35% or greater position in the Company's common stock has been acquired and will expire, unless earlier redeemed or exchanged, on December 23, 2006.

                A description of the new Rights is set forth in Exhibit B to the New Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.

      Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

      Exhibit No.         Description

           4 Rights Agreement, dated as of December 10, 1996, between Barnes Group Inc. and ChaseMellon Shareholder Services L.L.C., which includes as Exhibit A thereto, the Form of Rights Certificate (incorporated by reference to the Registrants' Form 8-A dated December 20, 1996).

          99              Press Release issued on December 10,
                          1996.


                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               BARNES GROUP INC.
                                      (Registrant)

                               BY:  /s/ Mary Louise Beardsley
                                      Mary Louise Beardsley
                                      Associate General Counsel
                                      and Secretary

      Dated:  December 20, 1996


                            INDEX TO EXHIBITS

        Exhibit No.    Description                              Page

              4        Rights Agreement, dated as of
                       December 10, 1996, between Barnes
                       Group Inc. and ChaseMellon
                       Shareholder Services L.L.C., which
                       includes as Exhibit A thereto, the
                       Form of Rights Certificate
                       (incorporated by reference to the
                       Registrant's Form 8-A dated
                       December 20, 1996).

             99        Press Release issued on December
                       10, 1996